Exhibit 8.1
List of subsidiaries of Xinhua Sports & Entertainment Limited
Subsidiaries

Name of company	Place of incorporation
Small World Television LLC	United States
Accord Group Investments Limited	British Virgin Islands
China Lead Profits Ltd.	British Virgin Islands
East Alliance Limited	British Virgin Islands
Everfame Development Limited	British Virgin Islands
Great Triump Investments Ltd.	British Virgin Islands
Profitown Development Limited	British Virgin Islands
Small World Holding Company Limited	British Virgin Islands
Starease Limited	British Virgin Islands
Upper Step Holdings Limited	British Virgin Islands
Upper Will Enterprises Limited	British Virgin Islands
Xinhua Finance Advertising Limited	British Virgin Islands
Xinhua Media Entertainment Limited	British Virgin Islands
China Media Network Limited	Hong Kong
EconWorld Media Limited	Hong Kong
EconWorld Publishing Limited	Hong Kong
Hong Kong Stock Express Publication Ltd.	Hong Kong
JCBN Company Limited	Hong Kong
JTT Advertising Limited	Hong Kong
Money Journal Advertising Co., Ltd.	Hong Kong
Money Journal Publication Limited	Hong Kong
Singshine (Holdings) Hongkong Limited	Hong Kong
Small World Television Limited	Hong Kong
Xinhua Finance Media (Hong Kong) Limited	Hong Kong
XSEL (Hong Kong) Limited	Hong Kong
Active Advertising Agency (Guangzhou) Co., Ltd.	People’s Republic of China
Beijing Xinhua Yinghua Film & TV Planning Co., Ltd.	People’s Republic of China
EconWorld (Shanghai) Co., Ltd.	People’s Republic of China
Financial World (Shanghai) Co., Ltd.	People’s Republic of China
Guangzhou Excellent Consulting Service Co., Ltd.	People’s Republic of China
Jia Luo Business Consulting (Shanghai) Co., Ltd.	People’s Republic of China
New China Media (Shanghai) Co., Ltd.	People’s Republic of China
Shenzhen Haibei Leidi Business Consultancy Co., Ltd.	People’s Republic of China
Taihui Business Consulting (Shanghai) Co., Ltd.	People’s Republic of China
Xinhua Finance Media (Beijing) Co., Ltd.	People’s Republic of China
Xinhua Finance Media (Shanghai) Co., Ltd.	People’s Republic of China

Name of company	Place of incorporation
Wuxianshijie (Beijing) Information Technology Co., Ltd.	People’s Republic of China
Zhongxi Taihe Culture Consultancy (Shanghai) Co., Ltd.	People’s Republic of China
Consolidated Affiliated Entities

Name of company	Place of incorporation
Beijing Century Media Advertising Co., Ltd.	People’s Republic of China
Beijing Century Media Culture Co., Ltd.	People’s Republic of China
Beijing Century Workshop Communications Co., Ltd.	People’s Republic of China
Beijing EWEO Advertising Co., Ltd.	People’s Republic of China
Beijing Golden Ways Animation Production Co., Ltd.	People’s Republic of China
Beijing Hantang Yueyi Culture Media Co., Ltd.	People’s Republic of China
Beijing Jinjiu Tianyi Tianjiu Lianhe Advertising Co., Ltd.	People’s Republic of China
Beijing Jinguan Xincheng Advertising Co., Ltd.	People’s Republic of China
Beijing Linghang Dongli Advertising Co., Ltd.	People’s Republic of China
Beijing Longmei TV & Broadcast Advertising Co., Ltd.	People’s Republic of China
Beijing Mobile Interactive Co., Ltd.	People’s Republic of China
Beijing Perspective Orient Advertising Co., Ltd.	People’s Republic of China
Beijing Perspective Orient Movie and Television Intermediary Co., Ltd.	People’s Republic of China
Beijing Pioneer Media Advertising Co., Ltd.	People’s Republic of China
Beijing Qiannuo Advertising Co., Ltd.	People’s Republic of China
Beijing Singshine Advertising Co., Ltd	People’s Republic of China
Beijing Siwei Media & Advertising Co., Ltd.	People’s Republic of China
Beijing Taide Advertising Co., Ltd	People’s Republic of China
Beijing Xintai Huade Advertising Co., Ltd.	People’s Republic of China
Beijing Xintai Huaqing Media Technology Co., Ltd	People’s Republic of China
Changzhou Golden Ways Digital Technology Co., Ltd.	People’s Republic of China
Guangzhou Hyperlink Market Research Co., Ltd.	People’s Republic of China
Guangzhou Jingshi Culture Intermediary Co., Ltd.	People’s Republic of China
Guangzhou Liangdian Zhongduan Zhanshi Co., Ltd.	People’s Republic of China
Guangzhou Singshine Advertising Co., Ltd.	People’s Republic of China
Guangzhou Singshine Communication Co., Ltd.	People’s Republic of China
Guoxin Hongdi Network Information & Technology (Beijing) Co., Ltd.	People’s Republic of China

Name of company	Place of incorporation
Shanghai Fenghuo Marketing Consulting Co., Ltd.	People’s Republic of China
Shanghai Heju Marketing Consulting Co., Ltd.	People’s Republic of China
Shanghai Hyperlink Market Research Co., Ltd.	People’s Republic of China
Shanghai IF Advertisement Design and Production Co., Ltd.	People’s Republic of China
Shanghai Liangdian Zhongduan Zhanshi Co., Ltd.	People’s Republic of China
Shanghai Paxi Advertising Co., Ltd.	People’s Republic of China
Shanghai Renhe Movie and Television Intermediary Co., Ltd.	People’s Republic of China
Shanghai Singshine Marketing Service Co., Ltd.	People’s Republic of China
Shanghai Tianyi Advertising Co., Ltd.	People’s Republic of China
Shanghai Yifu Advertisement Design and Production Co., Ltd.	People’s Republic of China
Shanghai Yuan Zhi Advertising Co., Ltd.	People’s Republic of China
Shanghai Yuanxin Advertising Media Co., Ltd.	People’s Republic of China
Shangtuo Zhiyang International Advertising (Beijing) Co., Ltd.	People’s Republic of China
Shenzhen Active Trinity Advertising Co., Ltd.	People’s Republic of China
Tianjin Tianyi Tianjiu Advertising Co., Ltd	People’s Republic of China